UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 13, 2015

Date of Report (Date of Earliest Event Reported)

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51217, 001-36693	20-1920798
(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 13, 2015, Sears Holdings Corporation (“Sears Holdings”) issued a press release announcing a joint venture between Sears Holdings and Simon Property Group. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the joint venture, and certain terms and expectations regarding the joint venture. The Registrant cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including, without limitation, risks and uncertainties relating to the joint venture. Additional information concerning other factors is contained in the Registrant’s annual report on Form 10-K for the fiscal year ended January 31, 2015 and subsequent filings with the SEC. The Registrant intends the forward looking statements to speak only as of the time made and, except as required by law, do not undertake to update or revise them as more information becomes available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release, dated April 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: April 13, 2015	/s/ Robert A. Riecker
	By:	Robert A. Riecker
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated April 13, 2015